UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2010

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On September 22, 2010, Force Protection, Inc. (the “Company”) issued a press release announcing that Force Protection Europe Ltd (“FPE”), an indirectly wholly owned subsidiary of the Company, has been selected by the United Kingdom Ministry of Defence as the preferred bidder in the Light Protected Patrol Vehicle program. The initial Ocelot vehicles are expected to be available for the training of United Kingdom forces in 2011. Formal contract negotiations (including final determination of vehicle quantities and price) between FPE and the United Kingdom Ministry of Defence will begin shortly.

A copy of the press release issued on September 22, 2010 is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K contains forward looking statements that are not historical facts, including statements about the Company’s beliefs and expectations. These statements are based on beliefs and assumptions of the Company’s management, and on information currently available to management. These forward looking statements include, among other things: the growth, demand and interest for the Company’s services and vehicles, including the Ocelot; expectations for future contracts for the Ocelot; the benefits and suitability of the Ocelot, including its survivability; the ability to meet current and future requirements, including expected work commencement and completion dates; and, the expectation that there could be significant demand for the Ocelot in the future.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Examples of these factors include, but are not limited to, ability to effectively manage the risks in the Company’s business; the ability to develop new technologies and products and the acceptance of these technologies and products; and, the other risk factors and cautionary statements listed in the Company’s periodic reports filed with the Securities and Exchange Commission, including the risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and as updated in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
99.1	Press Release entitled “Force Protection Europe Selected as Preferred Bidder for U.K. Light Protected Patrol Vehicle”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: September 22, 2010

/s/ Lenna Ruth Macdonald
(Signature)
Name: Lenna Ruth Macdonald
Title: Chief Strategy Officer, General Counsel & Secretary

EXHIBIT LIST

Exhibit	Description
99.1	Press Release entitled “Force Protection Europe Selected as Preferred Bidder for U.K. Light Protected Patrol Vehicle”